UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2026

HUCKLEBERRY.AI, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38553	27-3687433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 N Triumph Boulevard, Suite 100
Lehi, UT	84043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (385) 338-5608

Domo, Inc. (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.001 per share	DOMO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On September 22, 2026, Huckleberry.ai, Inc., a Delaware corporation formerly known as Domo, Inc. (the “Company”), and Progress Software Corporation, a Delaware corporation (“Progress”), completed the previously announced sale to Progress of substantially all of the Company’s assets and employees, excluding the Company’s net operating loss carryforwards, and the assumption by Progress of certain liabilities of the Company, used in the operation of its business of providing software platforms, applications, tools and related technologies for business intelligence, data visualization, reporting and dashboarding, data integration and analytics, embedded and distributed analytics, workflow and process automation, AI-powered data products and AI agents, and data governance and data management, in each case delivered on a cloud-based, hosted, on premises or hybrid basis to enterprise, commercial and governmental customers, pursuant to that certain Asset Purchase Agreement, dated July 22, 2026, by and between the Company and Progress (the “Purchase Agreement”). The transactions contemplated by the Purchase Agreement are collectively referred to as the “Transactions.”

In connection with the closing of the Transactions, the Company changed its name to “Huckleberry.ai, Inc.” and will begin trading on the Nasdaq Global Market under the trading symbol, “HUCK”, on September 24, 2026.

Item 1.02 Termination of a Material Definitive Agreement.

On September 22, 2026, at the closing of the Transactions, the Company terminated the Amended and Restated Loan and Security Agreement, dated August 8, 2023 (as amended from time to time, the “Loan and Security Agreement”), among the Company, as borrower, Domo, Inc., a Utah corporation, as co-borrower, the lenders from time to time party thereto, Obsidian Agency Services, Inc., a California corporation, as collateral agent for the lenders, and Wilmington Trust, National Association, as administrative agent for the lenders. In connection with the termination of the Loan and Security Agreement, (i) all outstanding borrowings and other obligations owing by the Company, together with all accrued and unpaid interest and fees thereon, were discharged and paid in full, (ii) all commitments thereunder were terminated and (iii) all related liens and guaranties were released.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described above, the Transactions were completed on September 22, 2026. At the closing of the Transactions, the Company received approximately $221.0 million in cash, after giving effect to the purchase price adjustments set forth in the Purchase Agreement, the Warrant Repurchase (as defined below) and certain other adjustments in respect of Excluded Liabilities (as defined in the Purchase Agreement) agreed between the parties for administrative purposes.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein. The description of Transactions contained in the Introductory Note and this Item 2.01 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described above, on September 22, 2026, the Company changed its name to “Huckleberry.ai, Inc.” The Company effected its name change by merging Huckleberry.ai Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company, with and into the Company, with the Company continuing as the surviving corporation (the “Merger”), pursuant to Section 253 of the General Corporation Law of the State of Delaware, as amended. The Merger became effective upon the filing of a Certificate of Ownership and Merger (the “Certificate of Ownership and Merger”) with the Secretary of State of the State of Delaware on September 22, 2026. Pursuant to the Certificate of Ownership and Merger, Article I of the Amended and Restated Certificate of Incorporation of the Company was amended to change the name of the Company to “Huckleberry.ai, Inc.”

Effective September 22, 2026, pursuant to resolutions approved by the Board of Directors of the Company, the Amended and Restated Bylaws of the Company were amended to reflect the change in the Company’s name.

In connection with the change in the Company’s name, the Company’s Class B Common Stock, par value $0.001 per share (“Class B Common Stock”), will cease trading under the trading symbol “DOMO” and will begin trading under the trading symbol “HUCK” on the Nasdaq Global Market, effective September 24, 2026.

The Merger does not affect the Company’s CUSIP or the rights of its security holders. Other than the name change, the Company did not make any changes to its Amended and Restated Certificate of Incorporation or its Amended and Restated Bylaws. Copies of the Certificate of Ownership and Merger and the Amended and Restated Bylaws of the Company are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 22, 2026, the Company issued a press release announcing the completion of the Transactions and the changes in its name and trading symbol. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference into this Item 7.01.

The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Items.

On September 22, 2026, at the election of the holders of the Company’s warrants to purchase shares of Class B Common Stock issued in February 2024 and August 2024, the Company repurchased all such warrants then outstanding for approximately $10.0 million in the aggregate in accordance with the terms of such warrants (collectively, the “Warrant Repurchase”).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and the Exchange Act and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the Company’s evaluation of opportunities for value creation and to return capital to stockholders. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption “Risk Factors” and elsewhere in our filings with the SEC, including, without limitation, the Annual Report on Form 10-K filed with the SEC on April 16, 2026 and subsequent filings with the SEC. All information provided in this Current Report on Form 8-K and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated July 22, 2026, by and between Domo, Inc. and Progress Software Corporation (incorporated by reference to the Company’s Current Report on Form 8-K filed on July 22, 2026).*
3.1	Certificate of Ownership and Merger of Huckleberry.ai Merger Sub, Inc. with and into Domo, Inc., filed with the Secretary of State of the State of Delaware, effective on September 22, 2026.
3.2	Amended and Restated Bylaws of Huckleberry.ai, Inc., effective on September 22, 2026.
99.1	Press Release issued by Huckleberry.ai, Inc., dated September 22, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any such schedules and exhibits to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUCKLEBERRY.AI, INC.

September 22, 2026	By	/s/ Tod Crane
	Name:	Tod Crane
	Title:	Chief Financial Officer

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